Exhibit 10.1

DIRECTORS EQUITY PLAN

May 1, 1999

As Amended May 1, 2000

As Amended Effective January 1, 2002

As Amended Effective October 24, 2002

As Amended Effective January 1, 2005

As Amended Effective January 1, 2007

ARTICLE I

TITLE, PURPOSE AND AUTHORIZED SHARES

This Plan shall be known as “Lockheed Martin Corporation Directors Equity Plan” and shall become effective on May 1, 1999. The purpose of this Plan is to attract, motivate and retain experienced and knowledgeable directors for the Corporation and to further align their economic interests with the interests of stockholders generally. The total number of shares of Common Stock that may be delivered pursuant to awards under this Plan is 1,000,000, subject to adjustments contemplated by Section 7.1. Shares of Common Stock subject to an Option terminating or expiring for any reason prior to its exercise, and Units and Dividend Equivalents that are forfeited pursuant to the Plan, shall be available for Awards to be granted during the term of the Plan.

The Plan is amended and restated, effective January 1, 2005, in order to comply with the requirements of Code section 409A. This amendment and restatement of the Plan shall apply only to the portion of a Participant’s Account Balance that is earned or becomes vested on or after January 1, 2005 (and any earnings attributable to that portion). The portion of a Participant’s Account Balance that was earned and vested prior to January 1, 2005 (and any earnings attributable to that portion) shall be governed by the terms of the Plan in effect on December 31, 2004, which is attached hereto as Appendix A.

ARTICLE II

DEFINITIONS

The following terms shall have the meaning specified below unless the context clearly indicates otherwise:

Accounts means a Director’s Stock Unit Account and Dividend Equivalent Stock Account.

Award means an award granted pursuant to Section 3.1.

Award Date means January 15 of each year (or if January 15 falls on a weekend or holiday, the next following business day).

Beneficiary shall have the meaning specified in Section 8.2(b).

Board of Directors or Board means the Board of Directors of the Corporation.

Change in Control means:

1) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding voting securities entitled to vote in the election of directors of the Corporation.

2) The Corporation is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b) (1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation.

4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

5) The stockholders of the Corporation approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Corporation’s business and/or assets as an entirety to an entity that is not a Subsidiary.

Code means the Internal Revenue Code of 1986, as amended.

Common Stock or Stock means shares of Common Stock of the Corporation, par value $1.00 per share, subject to adjustments made under Section 7.1 or by operation of law.

Corporation means Lockheed Martin Corporation, a Maryland corporation, and its successors and assigns.

Director means a member of the Board of Directors of the Corporation who is not an officer or employee of the Corporation or any of its subsidiaries.

Disability means “disabled” within the meaning of Section 409A(a)(2)(C) of the Code.

Dividend Equivalent means the amount of cash dividends or other cash distributions that would have been paid by the Corporation on Stock Units then credited to a Director’s Stock Unit Account had those Stock Units been shares of common stock.

Dividend Equivalent Stock Account means the bookkeeping account maintained by the Corporation on behalf of a Director which is credited with Dividend Equivalents in the form of Stock Units in accordance with Section 4.2.

Effective Date means May 1, 1999, or such later date as is specified in an amendment or in the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

Fair Market Value means, for purposes of determining the exercise price of an Option or in the case of determining a Stock Unit, the closing price of the Stock as reported on the composite tape of the New York Stock Exchange issues on the relevant date, or, if no sale of Stock is reported for that date, the next preceding day for which there is a reported sale. In the case of determining the number of Options issued pursuant to Section 3.1(c), Fair Market Value shall mean the fair market value of an option to buy Stock granted on the relevant day as determined using the Black Scholes option pricing methodology.

Option means a Nonqualified Stock Option to purchase shares of Common Stock with the terms and conditions as described in Article V.

Plan means the Lockheed Martin Corporation Directors Equity Plan.

Retirement means retirement from the Corporation pursuant to Section 2.03 of the Corporation’s By-Laws at the expiration of a Director’s term.

Stock Unit or Unit means a non-voting unit of measurement that is deemed for bookkeeping purposes to be equivalent to an outstanding share of Common Stock of the Corporation.

Stock Unit Account means the bookkeeping account maintained by the Corporation on behalf of each Director which is credited with Stock Units in accordance with Section 4.1.

Subsidiary means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

ARTICLE III

PARTICIPATION

3.1. Award. On each Award Date during the term of this Plan, each Director shall be granted, in the form elected by the Director pursuant to Section 3.2, one of the following Awards:

(a)	Units with a Fair Market Value of $110,000 for awards made on or after January 1,2007 credited to the Director's Stock Unit Account;

(b)	Units credited to the Director's Stock Unit Account with a Fair Market Value of 55,000 for awards made on or after January 1, 2007 and Options to purchase shares of Stock with a Fair Market Value of $55,000 for awards on or after January 1, 2007; or

(c)	Options to purchase shares of Stock with a Fair Market Value of $110,000 for awards made on or after January 1, 2007.

(d)	In the case of any Director who is not serving as a Director on the Award Date but becomes a Director following the immediately succeeding annual meeting of the Corporation, the Award granted to the Director on May 1 will be two-thirds (2/3) of the amount of the form elected by the Director pursuant to Section 3.1(a), (b), or (c). Awards made upon the filling of a vacancy in the Board of Directors at any other time of the year will be similarly prorated to reflect the portion of the year during which the individual serves as a Director.

(e)	In the case of a Director who will be eligible for Retirement on or before the annual meeting following an Award Date, the award to be made to that Director will be one-third (1/3) of the amount of the form elected by the Director pursuant to Section 3.1(a), (b), or (c).

For purposes of this Section 3.1, Fair Market Value shall be determined on the Award Date.

3.2. Election. By December 31 of the calendar year prior to each Award Date, a Director must file an election form, as provided by the Corporation, with the Secretary of the Corporation specifying the form of the Award the Director elects to receive pursuant to Section 3.1. A Director’s election shall be irrevocable during any calendar year in which it is in effect. A Director’s election shall remain in effect and shall be deemed to have been made for a subsequent calendar year unless the Director files a revised election form with the Secretary of the Corporation by December 31 of the preceding calendar year. Notwithstanding the preceding sentences of Section 3.2, in a Director’s first year of service on the Board, an election shall be valid if it is filed within 30 days after the Director commenced service as a Director (but in any event prior to the date on which Units are credited). At the time of filing the election form specifying the Award the Director elects to receive pursuant to Section 3.1, the Director shall also specify the manner and form of distribution, pursuant to Section 4.4, for the particular Award to which the election relates. In the absence of an initial election as to the manner and form of distribution, the Director’s distribution for an applicable Award shall be a lump sum payment in cash.

ARTICLE IV

STOCK UNITS

4.1. Stock Unit Account. If a Director elects the Award described in either Section 3.1(a) or 3.1(b), the Stock Unit Account of such Director shall be credited on the Award Date with either (i) Units determined pursuant to Section 3.1(a) or (ii) Units determined pursuant to Section 3.1(b).

4.2. Dividend Equivalents; Dividend Equivalent Stock Account.

(a) Allocation of Dividend Equivalents. Each Director shall be entitled to receive Dividend Equivalents on the Units credited to his or her Stock Unit Account and Dividend Equivalent Stock Account, both before and after a termination of service. The Dividend Equivalents shall be credited to the Director’s Dividend Equivalent Stock Account in accordance with Section 4.2(b) below.

(b) Dividend Equivalent Stock Account. The Director’s Dividend Equivalent Stock Account shall be credited with an additional number of Units determined by dividing the amount of Dividend Equivalents by the Fair Market Value of a share of Common Stock as of the date on which the dividend is paid. The Units credited to a Director’s Dividend Equivalent Stock Account shall be allocated (for purposes of distribution) in accordance with Section 4.4(b) and shall be subject to adjustment in accordance with Section 7.1.

4.3. Vesting of Stock Unit Account and Dividend Equivalent Stock Account. A Director's Units held in his or her Stock Unit Account shall vest on the first anniversary of the Award Date for such Units. A Director's Units held in his or her Dividend Equivalent Stock Account shall vest when the underlying Units in the Stock Unit Account vest. If a Director’s service as a Director terminates for any reason, all nonvested Units and related Dividend Equivalents shall be forfeited. Notwithstanding the provisions of this Section 4.3, all nonvested Units and related Dividend Equivalents granted to a Director shall vest upon a Change in Control or in the event of such Director’s Retirement, death or Disability.

4.4. Distribution of Benefits.

(a) Commencement of Benefits Distribution. Subject to the terms of Section 4.3 and this Section 4.4, each Director shall be entitled to receive a distribution of his or her Accounts upon a termination of service (including but not limited to a Retirement or resignation) as a director of the Corporation. Benefits shall be distributed at the time or times set forth in this Section 4.4.

(b) Manner of Distribution.

(i) Basic Distributions: The benefits payable under this Section shall be distributed to the Director in a lump sum, unless the Director elects in writing (on forms provided by the Corporation) either at the time of making the initial election or by the time specified in Section 4.4(f) to receive a distribution of benefits in approximately equal annual installments for up to ten years. Elections with respect to any Units in the Stock Unit Account shall apply to all Dividend Equivalent Units attributable to those Stock Units. Installment payments shall commence as of the date the Accounts become distributable under Section 4.4(a). The amount of each installment shall be equal to (i) the Fair Market Value of the Units allocated to Director's Stock Unit Account and Dividend Equivalent Account, on the day immediately preceding the date of payment, divided by (ii) the number of installments yet to be paid.

(ii) Special Distribution Rules: Notwithstanding the foregoing, if the vested balance in a Director’s Stock Unit Account and Dividend Equivalent Stock Account at the time of termination has a Fair Market Value equal to or less than $10,000, then the balance shall be distributed in a lump sum in cash. In no event shall any payment made pursuant to the previous sentence be made after March 15 of the calendar year following the year in which the Director has terminated services as a director of the Corporation. In the event of a Change in Control, either prior to or after the Director has terminated service, or a Director’s termination of services as a result of death or Disability, the benefits payable under this Section shall be distributed in a lump sum in cash. A distribution under the preceding sentence in the event of a “Change in Control” shall be authorized only to the extent the Company determines the resulting distribution is consistent with Code section 409A.

(c) Form of Distribution. Stock Units shall be paid and distributed by means of a distribution of (i) an equivalent whole number of shares of Common Stock or (ii) cash in an amount equal to the Fair Market Value of an equivalent number of shares of Common Stock as of the business day immediately preceding the distribution. Any fractional interest in a Unit shall be paid in cash on final distribution. In the event of a termination of service, a Director may elect to have Stock Units credited to the Director’s Stock Unit Account and Dividend Equivalent Stock Account paid and distributed in the form of cash or a combination of whole shares of Common Stock and cash by making a written election (on forms provided by the Corporation) at least six months prior to receipt by a Director of any distribution as to the percentage the Director elects to receive in the form of cash and the percentage the Director elects to receive in whole shares of Common Stock.

(d) Sub-Accounts. The Administrator shall retain sub-accounts of a Director’s Accounts as may be necessary to determine which Units are subject to any distribution elections under Sections 3.2 and 4.4(b).

(e) Limitations of Distributions. Notwithstanding anything herein to the contrary, no Units may be distributed prior to the six month anniversary of the crediting of such Units to the Director’s Stock Unit Account.

(f) Timing of Elections. A Director may change any election as to the manner of distribution and file a new election choosing a lump sum or installment payments with respect to all of the Director’s Accounts or with respect to one or more specific Awards under this Article IV, by executing and delivering to the Company an election (on such form as prescribed by the Company) within the time periods described in Section 4.4(f). An election must be made prior to the Director’s termination of service as a Director and (i) at least twelve (12) months before the date the first payment would be due under the Participant’s previous election, and (ii) the first payment must be delayed by at least sixty (60) months from the date the first payment would be due under the Participant’s previous election. In the event an election fails to satisfy the terms of this Section 4.4(f), such election shall be void and payment of a Director’s Award shall commence under the Director’s previous valid election or, if none exists, shall be made in a lump sum.

4.5. Limitations on Rights Associated with Units. A Director’s Accounts shall be memorandum accounts on the books of the Corporation. The Units credited to a Director’s Accounts shall be used solely as a device for the determination of the number of shares of Common Stock to be distributed to such Director in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind, and shall not create a security interest in any property although the Corporation shall reserve shares of Common Stock to satisfy its obligations under this Plan. All shares of Common Stock or other amounts attributed to the Units shall be and remain the sole property of the Corporation, and each Director’s rights in the Units is limited to the right to receive shares of Common Stock or cash in the future, in accordance with the Plan. No Director shall be entitled to any voting or other stockholder rights with respect to Units granted under this Plan. The number of Units credited under this Article shall be subject to adjustment in accordance with Section 7.1.

ARTICLE V

STOCK OPTIONS

All Options granted pursuant to the Plan shall be subject to the following terms and conditions:

5.1. Exercise Price. The exercise price of an Option shall be equal to 100% of the Fair Market Value of the Stock on the day of the grant of the Option.

5.2. Non-transferability of Options. Options shall not be assignable nor transferable by the Director otherwise than by bequest or by the laws of descent. Options shall be exercisable during the Director’s lifetime only by the Director or by his or her guardian or legal representative. The designation of a Beneficiary is not a prohibited transfer.

5.3. Vesting; Term of Options; Limitations on Exercisability. Options shall become exercisable on the day following the first anniversary of the date the Options are granted and, subject to Section 5.3, shall expire on the tenth anniversary of the date the Options are granted. Notwithstanding the provisions of this Section 5.3, upon a Change in Control or in the event a Director’s service as director terminates by reason of such Director’s Retirement, death or Disability, all options shall become exercisable, except that no Option will be exercisable prior to the six month anniversary of the granting of the Options to the Director.

5.4. Payment of Exercise Price. The Option's exercise price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Director may tender Stock to the Corporation having a Fair Market Value equal to the exercise price, (less any cash paid). The Fair Market Value of tendered Stock shall be determined as of the close of the business day immediately preceding the day on which the Options are exercised.

5.5 Rights as Stockholder. A Director shall have no rights as a Common Stockholder with respect to any unissued shares of Common Stock covered by an Option until the date the Director exercises the Options and becomes the holder of record of those shares of Common Stock. Except as provided in Section 7.1, no adjustment or other provision shall be made for dividends or other stockholder rights.

ARTICLE VI

ADMINISTRATION

6.1. Administration. This Plan shall be self-executing and operated as a formula plan. To the extent necessary for the operation of the Plan, it shall be construed, interpreted and administered by the Board or a committee appointed by the Board to act on its behalf under this Plan. Notwithstanding the foregoing, but subject to Section 7.2 hereof, the Board shall have no discretionary authority with respect to the amount or price of any Award granted under this Plan and no Director shall participate in any decision relating solely to his or her benefits (other than approval of the Award). Notwithstanding anything contained in the Plan or in any document issued under the Plan, it is intended that the Plan will at all times comply with the requirements of Internal Revenue Code section 409A and any regulations or other guidance issued thereunder, and that the provisions of the Plan will be interpreted to meet such requirements. If any provision of the Plan or any Deferral Agreement is determined not to conform to such requirements, the Plan and/or the Deferral Agreement, as applicable, shall be interpreted to omit such offending provision. Options issued under this Plan are intended to satisfy the regulatory exception from Code section 409A

6.2. Decisions Final; Delegation; Reliance; and Limitation on Liability. Any determination of the Board or committee made in good faith shall be conclusive. In performing its duties, the Board or the committee shall be entitled to rely on public records and on information, opinions, reports or statements prepared or presented by officers or employees of the Corporation or other experts believed to be reliable and competent. The Board or the committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Corporation.

Neither the Corporation nor any member of the Board, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action or payment in respect of an Award) to satisfy Code requirements for realization of intended tax consequences, to qualify for exemption or relief under Rule 16b-3, or to comply with any other law, compliance with which is not required by the Corporation.

ARTICLE VII

PLAN CHANGES AND TERMINATION

7.1. Adjustments upon Changes in Common Stock. Upon the Corporation's recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of substantially all the assets of the Corporation as an entirety, the Committee shall make a proportionate and equitable adjustment consistent with the effect of any such event on stockholders generally (but without duplication if Dividend Equivalents are credited) in the maximum number of shares of Common Stock reserved under the Plan, in the number of Units granted under the Plan, and in the number, kind and exercise price of Options granted under the Plan to prevent dilution or enlargement of the rights of Directors under the Plan and outstanding Options.

7.2. Amendments. The Board of Directors shall have the right to amend this Plan in whole or in part or to suspend or terminate this Plan, except that no amendment shall be made that would result in the application of penalties under Code section 409A. No amendment, suspension, or termination may cancel or otherwise adversely affect in any way, without written consent, any Director’s rights with respect to (i) Stock Units and Dividend Equivalents credited to his or her Stock Unit Account or Dividend Equivalent Stock Account or (ii) Options awarded prior to the effective date of the amendment, suspension or termination.

7.3. Term. This Plan shall remain in effect for a period of 10 years from the Effective Date, but continuance of this Plan is not a contractual obligation of the Corporation. In the event that the Board of Directors decides to terminate this Plan, it shall notify the Directors of its action in writing, and this Plan shall be terminated at the time set by the Board of Directors.

7.4. Distribution of Shares. If this Plan terminates pursuant to Section 7.2, the distribution of the Accounts of a Director shall be made at the time provided in Section 4.4 and in a manner consistent with the elections made pursuant to Section 4.4 if any.

ARTICLE VIII

MISCELLANEOUS

8.1. Limitation on Directors’ Rights. Participation in this Plan shall not give any Director the right to continue to serve as a member of the Board or any rights or interests other than as provided in this Plan. No Director shall have any right to any payment or benefit except to the extent provided in this Plan. This Plan shall create only a contractual obligation of the Corporation to provide the benefits described in the Plan and shall not be construed as creating a trust. This Plan has no assets. Directors shall only have rights as general unsecured creditors of the Corporation for any amounts credited or vested and benefits payable under this Plan.

8.2. Beneficiaries.

(a) Beneficiary Designation. Upon forms provided and in accordance with procedures established by the Corporation, each Director may designate in writing (and change a designation of) the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) that the Director chooses to receive the Common Stock payable under this Plan after his or her death, subject to applicable laws (including any applicable community property and probate laws).

(b) Definition of Beneficiary. A Director’s “Beneficiary” or “Beneficiaries” shall be the person or persons, including a trust or trusts, validly designated by the Director or, in the absence of a valid designation, entitled by will or the laws of descent and distribution to receive the Director’s benefits under this Plan in the event of the Director’s death.

8.3. Corporation’s Right to Withhold. The Corporation shall satisfy state or federal income tax withholding obligations, if any, arising upon distribution of a Director’s Account or of shares of Stock upon the exercise of Options by reducing the number of shares of Common Stock otherwise deliverable to the Director by the appropriate number of shares (based on the

Fair Market Value on the day immediately preceding the payment) required to satisfy such tax withholding obligation. If the Corporation, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the Director shall pay or provide for payment in cash of the amount of any taxes which the Corporation may be required to withhold with respect to the benefits hereunder.

8.4. Benefits Not Assignable; Obligations Binding Upon Successors. Benefits of a Director under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Corporation under this Plan shall be binding upon successors of the Corporation.

8.5. Governing Law; Severability. The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of Maryland. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

8.6. Compliance With Laws. This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment and deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal reporting, registration, insider trading and other securities laws) and to such approvals by any listing agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring the securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

8.7. Plan Construction. It is the intent of the Corporation that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that Directors will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to liability thereunder. Any contrary interpretation shall be avoided.

8.8. Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of this Plan.

This Plan has been amended and restated pursuant to resolution of the Board of Directors on October 27, 2006 effective as January 1, 2007.

LOCKHEED MARTIN CORPORATION

/s/ Lillian M. Trippett
By:	Lillian M. Trippett Vice President, Secretary and Associate General Counsel

October 27, 2006
Date

APPENDIX A

Directors Equity Plan

This Appendix A to the Directors Equity Plan shall govern the portion of a Director’s Accounts that was earned and vested prior to January 1, 2005 (and any earnings attributable to that portion). This Appendix A shall not apply to the portion of a Director’s Accounts that is earned or becomes vested on or after January 1, 2005 (and any earnings attributable to that portion).

ARTICLE I

TITLE, PURPOSE AND AUTHORIZED SHARES

This Plan shall be known as “Lockheed Martin Corporation Directors Equity Plan” and shall become effective on May 1, 1999. The purpose of this Plan is to attract, motivate and retain experienced and knowledgeable directors for the Corporation and to further align their economic interests with the interests of stockholders generally. The total number of shares of Common Stock that may be delivered pursuant to awards under this Plan is 1,000,000, subject to adjustments contemplated by Section 7.1. Shares of Common Stock subject to an Option terminating or expiring for any reason prior to its exercise, and Units and Dividend Equivalents that are forfeited pursuant to the Plan, shall be available for Awards to be granted during the term of the Plan.

ARTICLE II

DEFINITIONS

The following terms shall have the meaning specified below unless the context clearly indicates otherwise:

Accounts means a Director’s Stock Unit Account and Dividend Equivalent Stock Account.

Award means an award granted pursuant to Section 3.1.

Award Date means May 1 of each year, commencing in 1999, 2000 or 2001 (or if May 1 falls on a weekend or holiday, the next following business day) and January 15 of each year, commencing in 2002 and years thereafter (or if January 15 falls on a weekend or holiday, the next following business day).

Beneficiary shall have the meaning specified in Section 8.2(b).

Board of Directors or Board means the Board of Directors of the Corporation.

Appendix A	Page 35

Change in Control means:

1) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding voting securities entitled to vote in the election of directors of the Corporation.

2) The Corporation is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b) (1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities entitled to vote in the election of directors of the Corporation.

4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

5) The stockholders of the Corporation approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Corporation’s business and/or assets as an entirety to an entity that is not a Subsidiary.

Code means the Internal Revenue Code of 1986, as amended.

Appendix A	Page 36

Common Stock or Stock means shares of Common Stock of the Corporation, par value $1.00 per share, subject to adjustments made under Section 7.1 or by operation of law.

Corporation means Lockheed Martin Corporation, a Maryland corporation, and its successors and assigns.

Director means a member of the Board of Directors of the Corporation who is not an officer or employee of the Corporation or any of its subsidiaries.

Disability means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

Dividend Equivalent means the amount of cash dividends or other cash distributions that would have been paid by the Corporation on Stock Units then credited to a Director’s Stock Unit Account had those Stock Units been shares of common stock.

Dividend Equivalent Stock Account means the bookkeeping account maintained by the Corporation on behalf of a Director which is credited with Dividend Equivalents in the form of Stock Units in accordance with Section 4.2.

Effective Date means May 1, 1999, or such later date as is specified in an amendment or in the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

Fair Market Value means in the case of a Stock Unit the closing price of the Stock as reported on the composite tape of the New York Stock Exchange issues on the relevant date, or, if no sale of Stock is reported for that date, the next preceding day for which there is a reported sale and in the case of an Option shall mean the fair market value of an option to buy Stock granted on the relevant day as determined using the Black Scholes option pricing methodology.

Option means a Nonqualified Stock Option to purchase shares of Common Stock with the terms and conditions as described in Article V.

Plan means the Lockheed Martin Corporation Directors Equity Plan.

Retirement means retirement from the Corporation pursuant to Section 2.03 of the Corporation’s By-Laws at the expiration of a Director’s term.

Stock Unit or Unit means a non-voting unit of measurement that is deemed for bookkeeping purposes to be equivalent to an outstanding share of Common Stock of the Corporation.

Appendix A	Page 37

Stock Unit Account means the bookkeeping account maintained by the Corporation on behalf of each Director which is credited with Stock Units in accordance with Section 4.1.

Subsidiary means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

ARTICLE III

PARTICIPATION

3.1. Award. Effective January 15, 2002, and on each Award Date thereafter during the term of this Plan, each Director shall be granted, in the form elected by the Director pursuant to Section 3.2, one of the following Awards:

(a)	For Award Dates occurring in 2002 and thereafter during the term of this Plan, Units with a Fair Market Value of $75,000 credited to the Director's Stock Unit Account;

(b)	For Award Dates occurring in 2002 and thereafter during the term of this Plan, Units credited to the Director's Stock Unit Account with a Fair Market Value of $37,500 and Options to purchase shares of Stock with a Fair Market Value of $37,500; or

(c)	For Award Dates occurring in 2002 and thereafter during the term of this Plan, Options to purchase shares of Stock with a Fair Market Value of $75,000.

(d)	In the case of any Director who is not serving as a Director on the Award Date but becomes a Director following the immediately succeeding annual meeting of the Corporation, the Award granted to the Director on May 1 will be two-thirds (2/3) of the amount of the form elected by the Director pursuant to Section 3.1(a), (b), or (c). Awards made upon the filling of a vacancy in the Board of Directors at any other time of the year will be similarly prorated to reflect the portion of the year during which the individual serves as a Director.

(e)	In the case of a Director who will attain age 70 on or before the annual meeting following an Award Date and who will retire from the Board of Directors at that annual meeting, the award to be made to that Director will be one-third (1/3) of the amount of the form elected by the Director pursuant to Section 3.1(a), (b), or (c).

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For purposes of this Section 3.1, Fair Market Value shall be determined on the Award Date.

3.2. Election. Prior to the Award Date, a Director must file an election form, as provided by the Corporation, with the Secretary of the Corporation specifying the form of the Award the Director elects to receive pursuant to Section 3.1. A Director’s election shall remain in effect for Awards made in each subsequent calendar year, unless the Director files a revised election form or written revocation of the election with the Secretary of the Corporation before January 15 of the following year. A Director’s election shall be irrevocable after the Award for a particular year is made. Notwithstanding the preceding sentences of Section 3.2, in a Director’s first year of service on the Board, an election shall be valid if it is filed within 30 days after the Director commenced service as a Director (but in any event prior to the date on which the Units are credited).

ARTICLE IV

STOCK UNITS

4.1. Stock Unit Account. If a Director elects the Award described in either Section 3.1(a) or 3.1(b), the Stock Unit Account of such Director shall be credited on the Award Date with either (i) Units determined pursuant to Section 3.1(a) or (ii) Units determined pursuant to Section 3.1(b).

4.2. Dividend Equivalents; Dividend Equivalent Stock Account.

(a) Allocation of Dividend Equivalents. Each Director shall be entitled to receive Dividend Equivalents on the Units credited to his or her Stock Unit Account and Dividend Equivalent Stock Account, both before and after a termination of service. The Dividend Equivalents shall be credited to the Director’s Dividend Equivalent Stock Account in accordance with Section 4.2(b) below.

(b) Dividend Equivalent Stock Account. The Director’s Dividend Equivalent Stock Account shall be credited with an additional number of Units determined by dividing the amount of Dividend Equivalents by the Fair Market Value of a share of Common Stock as of the date on which the dividend is paid. The Units credited to a Director’s Dividend Equivalent Stock Account shall be allocated (for purposes of distribution) in accordance with Section 4.4(b) and shall be subject to adjustment in accordance with Section 7.1.

4.3. Vesting of Stock Unit Account and Dividend Equivalent Stock Account. A Director's Units held in his or her Stock Unit Account shall vest on the first anniversary of the Award Date for such Units. A Director's Units held in his or her Dividend Equivalent Stock Account shall vest when the underlying Units in the Stock Unit Account vest. If a Director’s

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service as a Director terminates for any reason, all nonvested Units and related Dividend Equivalents shall be forfeited. Notwithstanding the provisions of this Section 4.3, all nonvested Units and related Dividend Equivalents granted to a Director shall vest upon a Change in Control or in the event of such Director’s Retirement, death or Disability.

4.4. Distribution of Benefits.

(a) Commencement of Benefits Distribution. Subject to the terms of Section 4.3 and this Section 4.4, each Director shall be entitled to receive a distribution of his or her Accounts upon a termination of service (including but not limited to a retirement or resignation) as a director of the Corporation. Benefits shall be distributed at the time or times set forth in this Section 4.4.

(b) Manner of Distribution. The benefits payable under this Section shall be distributed to the Director in a lump sum, unless the Director elects in writing (on forms provided by the Corporation) by the time specified in Section 4.4(f) to receive a distribution of benefits in approximately equal annual installments for up to ten years. Elections with respect to any Units in the Stock Unit Account shall apply to all Dividend Equivalent Units attributable to those Stock Units, and to all Dividend Equivalent Units. Installment payments shall commence as of the date the Accounts become distributable under Section 4.4(a). The amount of each installment shall be equal to (i) the Fair Market Value of the Units allocated to Director's Stock Unit Account and Dividend Equivalent Account, on the day immediately preceding the date of payment, divided by (ii) the number of installments yet to be paid. Notwithstanding the foregoing, if the vested balance remaining in a Director’s Stock Unit Account and Dividend Equivalent Stock Account is less than 50 Units, then the remaining balance shall be distributed in a lump sum in the form of cash or Stock, as previously elected by the Director. In the event of a Change in Control or a Director’s termination of services as a result of death or Disability, either prior to or after the Director has terminated service, the benefits payable under this Section shall be distributed in a lump sum in cash.

(c) Form of Distribution. Stock Units shall be paid and distributed by means of a distribution of (i) an equivalent whole number of shares of Common Stock or (ii) cash in an amount equal to the Fair Market Value of an equivalent number of shares of Common Stock as of the business day immediately preceding the distribution. Any fractional interest in a Unit shall be paid in cash on final distribution. In the event of a termination of service, a Director may elect to have Stock Units credited to the Director’s Stock Unit Account and Dividend Equivalent Stock Account paid and distributed in the form of cash or a combination of whole shares of Common Stock and cash by making a written election (on forms provided by the Corporation) at least six months prior to receipt by a Director of any distribution as to the percentage the Director elects to receive in the form of cash and the percentage the Director elects to receive in whole shares of Common Stock.

(d) Sub-Accounts. The Administrator shall retain sub-accounts of a Director’s Accounts as may be necessary to determine which Units are subject to any distribution elections under Section 4.4(b).

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(e) Limitations of Distributions. Notwithstanding anything herein to the contrary, no Units may be distributed prior to the six month anniversary of the crediting of such Units to the Director’s Stock Unit Account.

(f) Timing of Elections. A Director may change any election as to the manner of distribution and file a new election choosing a lump sum or installment payments with respect to all of the Director’s Accounts or with respect to one or more specific Awards, by executing and delivering to the Company an election (on such form as prescribed by the Company) within the time periods described in Section 4.4(f). An election must be made prior to the Director’s termination of service as a Director and (i) at least six months before the date the first payment would be due and (ii) in a calendar year prior to the calendar year in which the first payment would be due. In the event an election fails to satisfy the terms of this Section 4.4(f), such election shall be void and payment of a Director’s Award shall commence under the Director’s previous valid election or, if none exists, shall be made in a lump sum.

4.5. Limitations on Rights Associated with Units. A Director’s Accounts shall be memorandum accounts on the books of the Corporation. The Units credited to a Director’s Accounts shall be used solely as a device for the determination of the number of shares of Common Stock to be distributed to such Director in accordance with this Plan. The Units shall not be treated as property or as a trust fund of any kind, and shall not create a security interest in any property although the Corporation shall reserve shares of Common Stock to satisfy its obligations under this Plan. All shares of Common Stock or other amounts attributed to the Units shall be and remain the sole property of the Corporation, and each Director’s rights in the Units is limited to the right to receive shares of Common Stock or cash in the future, in accordance with the Plan. No Director shall be entitled to any voting or other stockholder rights with respect to Units granted under this Plan. The number of Units credited under this Article shall be subject to adjustment in accordance with Section 7.1.

ARTICLE V

STOCK OPTIONS

All Options granted pursuant to the Plan shall be subject to the following terms and conditions:

5.1. Exercise Price. The exercise price of an Option shall be equal to 100% of the Fair Market Value of the Stock on the day of the grant of the Option.

5.2. Non-transferability of Options. Options shall not be assignable nor transferable by the Director otherwise than by bequest or by the laws of descent. Options shall be exercisable during the Director’s lifetime only by the Director or by his or her guardian or legal representative. The designation of a Beneficiary is not a prohibited transfer.

5.3. Vesting; Term of Options; limitations on exercisability. Options shall become exercisable on the day following the first anniversary of the date the Options are granted and, subject to Section 5.3, shall expire on the tenth anniversary of the date the Options are granted.

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Notwithstanding the provisions of this Section 5.3, upon a Change in Control or in the event a Director’s service as director terminates by reason of such Director’s Retirement, death or Disability, all options shall become exercisable, except that no Option will be exercisable prior to the the six month anniversary of the granting of the Options to the Director.

5.4. Payment of Exercise Price. The Option's exercise price shall be paid in cash at the time of exercise, except that in lieu of all or part of the cash, the Director may tender Stock to the Corporation having a Fair Market Value equal to the exercise price, (less any cash paid). The Fair Market Value of tendered Stock shall be determined as of the close of the business day immediately preceding the day on which the Options are exercised.

5.5 Rights as Stockholder. A Director shall have no rights as a Common Stockholder with respect to any unissued shares of Common Stock covered by an Option until the date the Director exercises the Options and becomes the holder of record of those shares of Common Stock. Except as provided in Section 7.1, no adjustment or other provision shall be made for dividends or other stockholder rights.

ARTICLE VI

ADMINISTRATION

6.1. Administration. This Plan shall be self-executing and operated as a formula plan. To the extent necessary for the operation of the Plan, it shall be construed, interpreted and administered by the Board or a committee appointed by the Board to act on its behalf under this Plan. Notwithstanding the foregoing, but subject to Section 7.2 hereof, the Board shall have no discretionary authority with respect to the amount or price of any Award granted under this Plan and no Director shall participate in any decision relating solely to his or her benefits (other than approval of the Award).

6.2. Decisions Final; Delegation; Reliance; and Limitation on Liability. Any determination of the Board or committee made in good faith shall be conclusive. In performing its duties, the Board or the committee shall be entitled to rely on public records and on information, opinions, reports or statements prepared or presented by officers or employees of the Corporation or other experts believed to be reliable and competent. The Board or the committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Corporation.

Neither the Corporation nor any member of the Board, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action or payment in respect of an Award) to satisfy Code requirements for realization of intended tax consequences, to qualify for exemption or relief under Rule 16b-3, or to comply with any other law, compliance with which is not required by the Corporation.

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ARTICLE VII

PLAN CHANGES AND TERMINATION

7.1. Adjustments upon Changes in Common Stock. Upon the Corporation's recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of substantially all the assets of the Corporation as an entirety, the Committee shall make a proportionate and equitable adjustment consistent with the effect of any such event on stockholders generally (but without duplication if Dividend Equivalents are credited) in the maximum number of shares of Common Stock reserved under the Plan, in the number of Units granted under the Plan, and in the number, kind and exercise price of Options granted under the Plan to prevent dilution or enlargement of the rights of Directors under the Plan and outstanding Options.

7.2. Amendments. The Board of Directors shall have the right to amend this Plan in whole or in part or to suspend or terminate this Plan. No amendment, suspension, or termination, however, may cancel or otherwise adversely affect in any way, without written consent, any Director’s rights with respect to (i) Stock Units and Dividend Equivalents credited to his or her Stock Unit Account or Dividend Equivalent Stock Account or (ii) Options awarded prior to the effective date of the amendment, suspension or termination.

7.3. Term. This Plan shall remain in effect for a period of 10 years from the Effective Date, but continuance of this Plan is not a contractual obligation of the Corporation. In the event that the Board of Directors decides to terminate this Plan, it shall notify the Directors of its action in writing, and this Plan shall be terminated at the time set by the Board of Directors.

7.4. Distribution of Shares. If this Plan terminates pursuant to Section 7.2, the distribution of the Accounts of a Director shall be made at the time provided in Section 4.4 and in a manner consistent with the elections made pursuant to Section 4.4 if any.

ARTICLE VIII

MISCELLANEOUS

8.1. Limitation on Directors’ Rights. Participation in this Plan shall not give any Director the right to continue to serve as a member of the Board or any rights or interests other than as provided in this Plan. No Director shall have any right to any payment or benefit except to the extent provided in this Plan. This Plan shall create only a contractual obligation of the Corporation to provide the benefits described in the Plan and shall not be construed as creating a trust. This Plan has no assets. Directors shall only have rights as general unsecured creditors of the Corporation for any amounts credited or vested and benefits payable under this Plan.

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8.2. Beneficiaries.

(a) Beneficiary Designation. Upon forms provided and in accordance with procedures established by the Corporation, each Director may designate in writing (and change a designation of) the Beneficiary or Beneficiaries (as defined in Section 8.2(b)) that the Director chooses to receive the Common Stock payable under this Plan after his or her death, subject to applicable laws (including any applicable community property and probate laws).

(b) Definition of Beneficiary. A Director’s “Beneficiary” or “Beneficiaries” shall be the person or persons, including a trust or trusts, validly designated by the Director or, in the absence of a valid designation, entitled by will or the laws of descent and distribution to receive the Director’s benefits under this Plan in the event of the Director’s death.

8.3. Corporation’s Right to Withhold. The Corporation shall satisfy state or federal income tax withholding obligations, if any, arising upon distribution of a Director’s Account or of shares of Stock upon the exercise of Options by reducing the number of shares of Common Stock otherwise deliverable to the Director by the appropriate number of shares (based on the Fair Market Value on the day immediately preceding the payment) required to satisfy such tax withholding obligation. If the Corporation, for any reason, cannot satisfy the withholding obligation in accordance with the preceding sentence, the Director shall pay or provide for payment in cash of the amount of any taxes which the Corporation may be required to withhold with respect to the benefits hereunder.

8.4. Benefits Not Assignable; Obligations Binding Upon Successors. Benefits of a Director under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein, other than pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Corporation under this Plan shall be binding upon successors of the Corporation.

8.5. Governing Law; Severability. The validity of this Plan or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of Maryland. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

8.6. Compliance With Laws. This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment and deferral of compensation under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal reporting, registration, insider trading and other securities laws) and to such approvals by any listing agency or any regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring the securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

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8.7. Plan Construction. It is the intent of the Corporation that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that Directors will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to liability thereunder. Any contrary interpretation shall be avoided.

8.8. Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of this Plan.

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